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                                                                    Exhibit 10.9

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of December 31, 2002, is by and among Anchor Glass Container Corporation ("Borrower"), the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (each individually, a "Lender" and collectively, "Lenders"), and Congress Financial Corporation (Central), an Illinois corporation, in its capacity as agent for Lenders (in such capacity, "Agent").

                              W I T N E S S E T H :

         WHEREAS, Agent, Lenders and Borrower have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated as of August 30, 2002, by and among Agent, Bank of America, N.A., as documentation agent, Lenders and Borrower (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto, including, without limitation, this letter agreement (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

         WHEREAS, General Electric Capital Corporation, a Delaware corporation (together with its successors and assigns, "GECC"), has heretofore become a Revolving Loan Lender under the Revolving Loan Agreement pursuant to an Assignment and Acceptance Agreement, dated as September 20, 2002, between Congress Financial Corporation (Central) (the "Assignment and Acceptance");

         WHEREAS, Agent, Lenders and Borrower have agreed to amend the Loan Agreement to designate GECC as syndication agent and lead bookrunner under the Loan Agreement;

         WHEREAS, by this Amendment, Agent, Lenders and Borrower desire and intend to evidence such amendments;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

         1.  Definitions.

                  1.1 Amendment to Definition. All references to the term "Loan Agreement" in any of the Financing Agreements shall be deemed and each such

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reference is hereby amended to add "General Electric Capital Corporation, as
Lead Bookrunner and Syndication Agent".

                  1.2 Interpretation. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used or defined in the recitals above, shall have the respective meanings ascribed to such terms in the Loan Agreement.

         2.  Designation of Lead Bookrunner and Syndication Agent.

                  2.1 GECC is hereby designated lead bookrunner and syndication agent under the Loan Agreement.

                  2.2 Section 12.1 of the Loan Agreement is hereby amended by adding the following new sentence at the end thereof as follows:

         "The identification of General Electric Capital Corporation as lead bookrunner and syndication agent under the Loan Agreement shall not create any rights in favor of it in such capacity nor subject it to any duties or obligations in such capacity."

         3. Additional Representations, Warranties and Covenants. In addition to the continuing representations and warranties heretofore or hereafter made by Borrower to Agent and Lenders pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with, to and in favor of Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

                  3.1 This Amendment has been duly authorized, executed and delivered by all necessary action of Borrower, and is in full force and effect, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms.

                  3.2 No Event of Default exists or has occurred, and no event or condition which with the giving of notice or passage of time, or both, would constitute an Event of Default, exists or has occurred or is continuing on the date hereof.

         4. Conditions Precedent. The effectiveness of the amendment by Agent contained herein shall be subject to the satisfaction, in a manner satisfactory to Agent, of the following conditions precedent:

                  4.1 Agent shall have received a counterpart of this Amendment, duly authorized, executed and delivered by Borrower and each Lender;

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                  4.2    Agent shall have received a counterpart of a letter
agreement with respect to the Collateral Agency Agreement, duly authorized, executed and delivered by the other parties thereto;

                  4.3 All representations and warranties contained herein shall be true and correct; and

                  4.4 no Event of Default shall exist or have occurred, and no event or condition, which with the giving of notice or passage of time, or both, would constitute an Event of Default, shall exist or have occurred.

         5. Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Loan Agreement or any of the other Financing Agreements are intended or implied, and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all the parties hereto as of the effective date hereof and Borrower shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of any conflict between the terms of this Amendment and the Loan Agreement, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

         6. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

         7. Governing Law. The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflict of laws).

         8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         9. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

        10. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to

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deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

AGENT                                                 BORROWER

CONGRESS FINANCIAL CORPORATION                        ANCHOR GLASS CONTAINER
  (CENTRAL), as Agent                                   CORPORATION

By:  /s/ John Freeman                                 By: /s/ Darrin J. Campbell
     ---------------------------------------              ----------------------

Title: AVP                                            Title: EVP and CFO

LENDERS

CONGRESS FINANCIAL CORPORATION
  (CENTRAL)

By:  /s/ John Freeman
     ---------------------------------------

Title: AVP

BANK OF AMERICA, N.A.

By:  /s/ Debra A. Rathberger
     ---------------------------------------

Title: SVP

GENERAL ELECTRIC CAPITAL CORPORATION

By:
     ---------------------------------------

Title: Duly Authorized Signatory